EXHIBIT 10(viii)

LOAN AGREEMENT

THIS AGREEMENT dated the 9th Day of December 2005.

BETWEEN:

RIVERSIDE MANITOBA, INC., having offices located at 55 Braintree Crescent, Winnipeg Manitoba, R3J 1E1

(herein referred to as "The Borrower or The Company”)

AND:

TYEE CAPITAL CONSULTANTS

(herein referred to as "The Lender")

WHEREAS:

A.        The Borrower has requested that The Lender provide the borrower with a loan in the amount of Fifteen Thousand Dollars ($15,000) CDN for working capital and,

B.        The Lender has agreed to loan to The Borrower the sum of Fifteen Thousand Dollars ($15,000) CDN and The Borrower has agreed to accept that sum as a loan from The Lender; and,

C.        The parties hereto are desirous of clarifying the nature of the loan transaction and have therefore agreed to the terms herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual covenants and agreements hereinafter set forth, The Lender and The Borrower agree as follows:

1.	AMOUNTS DUE AND OWING

1.1       In consideration of the loan being made by The Lender to The Borrower, The Borrower agrees to pay to The Lender the sum of Fifteen Thousand Dollars ($15,000) CDN (the "Principal Sum") together with all interest, penalties and assessments that may from time to time be added to the Principal Sum and are provided for in this Agreement. For the purposes of this Agreement, the Principal Sum, together with all interest, penalties and assessment that may from time to time be added to the Principal Sum as provided for herein shall be referred to as the "Debt".

2.	PAYMENT DUE

2.1       The whole of the Debt hereby secured shall become immediately due and payable at 2:00 p.m. (Vancouver time) December 9, 2006, or unless waived by The Lender, upon default of payment of the Debt by The Borrower to The Lender. Waiver of or failure by the Lender to enforce at any time or from time to time to any of the rights extended to him by this Agreement shall not prejudice the Lender's rights in the event of any future default or breach.

3.	INTEREST

3.1       In addition to the payment of the Principal Sum the Borrower agrees to pay to The Lender interest calculated at the rate of 10% per annum.

4.	RIGHT TO PREPAY; INTERIM PAYMENT; PENALTIES

4.1       The Borrower shall have the privilege of pre-paying the Debt to The Lender, subject to the provisions that The Borrower pay to the Lender not less than the sum of Fifteen Thousand Dollars ($15,000) CDN.

4.2       If the Debt is repaid to The Lender by The Borrower at any time prior to December 9, 2006, then The Borrower will be released from any further or continued obligations under this loan agreement.

5.	PAYMENT OF COSTS

5.1       The Borrower shall pay for all reasonable costs, charges and expenses, including solicitor's costs, charges and expenses, which may be incurred by The Lender in collecting, procuring or enforcing payments of any monies in connection with this Note.

6	.SECURITY

6.1       As security for payment of the principal and interest and of other monies which may become payable hereunder and for the performance and observance of all the obligations and covenants of the Company herein contained, the Company hereby charges as and by way of a floating charge in favour of the Lender all its properties, assets, effects and undertakings, including without limiting the generality of the foregoing all its undertaking, business, goodwill, chattels, inventories or raw materials, work in progress and finished products, book accounts, rents, revenues, incomes, monies, credits, policies, notes and generally all its assets both present and future of which whatsoever and wheresoever situate including its uncalled capital but, except as hereinafter provided, such floating charge shall in no way hinder or prevent the Company, until the security hereby constituted shall have become enforceable and the Lender shall have determined or become bound to enforce it, from selling, disposing of or otherwise dealing with any and all of the subject matter of such floating charge in the ordinary course of the Borrower's business and for the purpose of carrying on and extending the same; PROVIDED, however, that the Company shall not, unless it has the express written consent of the Lender, grant, create, assume or permit to exist any mortgage, pledge, charge, assignment, lease, lien or other security, whether fixed or floating, upon the whole or any part of the Mortgage Property, whether or not advances made on the security hereof are or may be made before or after advances made on such mortgage, pledge, charge, assignment, lease, lien or security.

6.2       "Mortgaged Property" wherever used herein means and includes all property and assets, present and future, of the Company expressed herein or in any instruments supplemental hereto or in implement hereof to be charged for or with the payment of the monies intended to be secured hereby

7.	COVENANTS OF THE BORROWER

7.1       The Borrower promises and agrees with the Lender, his successors and assigns as follows;

(a)	to pay, or cause to be paid the whole of the Debt to the Lender;

(b)        to adopt and agree with the Lender to perform and observe each and every covenant and provision agreed to be performed and observed by The Borrower.

8.	REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1       The Borrower represents and warrants to The Lender that all matters and things have been done and performed so as to authorize and make the creation of this Agreement and its execution legal and valid and in accordance with the requirements of the laws relating to The Borrower and all other statutes and laws in that regard;

8.2       At all times during the continuance of this Agreement, the Borrower shall execute and deliver to The Lender any further assurances and do such things that The Lender may require to perfect the security contemplated by this Agreement.

9.	FORM OF PAYMENT

9.1       All monies paid to The Lender by The Borrower shall be paid in lawful money of Canada and shall be made payable to The Lender at the address of The Lender set out on the first page of this Agreement, or such other place that The Lender may advise The Borrower in writing.

10.	NOTICE

10.1     Any notice to The Borrower in connection with this Agreement shall be well and sufficiently given if sent by prepaid registered mail to or delivered to The Borrower at the address set out on the first page of this Agreement and any notice so give shall be deemed to have been given if delivered, when delivered, and if mailed, on the third business day following the day on which it was mailed.

10.2     Any notice to The Lender in connection with this Agreement shall be well and sufficiently given if sent by prepaid registered mail to or delivered to The Lender at suite 325-3495 Cambie Street, Vancouver, B.C., V5Z 4R3, and any notice given shall be deemed to have been give, if delivered, and if mailed, on the third business day following the day on this it was mailed.

10.3     The Borrower or The Lender may, by notice given in the manner herein described, change the postal address for the giving of notices given hereunder.

11	JURISDICTION

11.1     This Agreement shall be governed by and construed in accordance with the laws of the province of British Columbia.

12.	ENUREMENT

12.1     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

13.	TIME

13.1	Time is of the essence of this Agreement.

14.	ASSIGNMENT

14.1     The Lender is entitled to transfer and assign the benefits, rights and obligations to which he is entitled under this Agreement to any person or party. In the event such an assignment occurs, written notice must be given to The Borrower and the party to whom the benefits, rights and obligations have been assigned shall be deemed to be a party to this Agreement.

IN WITNESS WHEREOF the parties hereto have set their hands and seals the day and year first above written.

RIVERSIDE MANITOBA, INC.	)
)
)	/s/ Leslie Lounsbury
)	Authorized Signatory

)

in the presence of	)
)
____________________________	)

Witness

TYEE CAPITAL CONSULTANTS INC.	)
)
)	/s/ Kent Carasquero
)	Authorized Signatory

)

in the presence of	)
)
____________________________	)

Witness